PROSPECTUS SUPPLEMENT                                         File No. 333-68747
(To Prospectus and Prospectus Supplement dated May 6, 1999)       Rule 424(b)(3)
Prospectus number: 1954



                            Merrill Lynch & Co., Inc.


                           Medium Term Notes, Series B
                   Due Nine Months or More from Date of Issue


                                Fixed Rate Notes


Principal Amount:             $25,000,000


CUSIP Number:                 59018S6E9


Interest Rate:                6.76000%


Original Issue Date:          April 25, 2000


Stated Maturity Date:         April 25, 2001


Interest Payment Dates:       At Maturity


Repayment at the Option
of the Holder:                The Notes  cannot be  repaid  prior to the  Stated
                              Maturity Date.

Redemption at the Option
of the Company:               The Notes cannot be redeemed prior to the Stated
                              Maturity Date.


Form: The Notes are being issued in fully registered book-entry form.


Trustee:                      The Chase Manhattan Bank